UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

NEUROBIOLOGICAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-23280	94-3049219
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 800, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 595-6000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 17, 2008, Neurobiological Technologies, Inc. (the “Company”) issued a press release announcing that its lead investigational drug, Viprinex™, did not pass an interim futility analysis in a clinical trial evaluating Viprinex for the treatment of acute ischemic stroke. The Company also announced that it has terminated enrollment in the clinical trial and that it will be analyzing the data from the interim analysis to assess whether Viprinex should be developed further. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2008

NEUROBIOLOGICAL TECHNOLOGIES, INC.
By:	/s/ Matthew M. Loar

Matthew M. Loar
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 17, 2008